C A N A D A

PROVINCE OF QUEBEC
DISTRICT OF MONTRÉAL

No.: 500-11-058440-203

DATE : June 16, 2021

IN THE PRESENCE OF THE HONOURABLE CHANTAL CORRIVEAU, S.C.J.

IN THE MATTER OF THE *COMPANIES' CREDITORS ARRANGEMENT ACT*, R.S.C., C. C-36, AS AMENDED;

DAVIDSTEA INC. et al.

Applicants

-and-

PRICEWATERHOUSECOOPERS INC.
Monitor/Receiver

PLAN SANCTION ORDER

---

[1] **ON READING** the Debtors/Applicants' (collectively, the "**Applicants**" or the "**Debtors**") *Application for the Issuance of a Plan Sanction Order* pursuant to the *Companies' Creditors Arrangement Act*, R.S.C. 1985, C-36 (as amended; the "**CCAA**") and the affidavit of Frank Zitella filed in support thereof (the "**Application**"), relying upon the submissions of counsel, the testimony of the Monitor's representative and being advised that the interested parties were given prior notice of the presentation of the Application;

[2] **GIVEN** the order rendered by this Court in the present matter on July 8, 2020, as amended and restated on July 16, 2020 (the "**Initial Order**");

[3] **GIVEN** the Claims Procedure Order issued by this Court on September 17, 2020;

[4] **GIVEN** the Applicants' *Amended Plan of Arrangement and Compromise* dated May 6, 2021 (the "**Plan**");

[5] **GIVEN** the Plan Filing and Meeting Order issued by this Court on May 7, 2021 (the "**Meeting Order**");

[6] **GIVEN** the provisions of the CCAA;

WHEREFORE, THE COURT:

[7] **GRANTS** the Application.

A. DEFINITIONS

[8] **ORDERS** that any capitalized terms not otherwise defined in this Order shall have the meeting ascribed thereto in the Plan filed as part of Exhibit R-3 in support of the Application, or in the Meeting Order, as the case may be.

B. SERVICE AND MEETING

[9] **DECLARES** that the notices given of the presentation of the Application are proper and sufficient and in accordance with the Meeting Order.

[10] **DECLARES** that there has been proper and sufficient service and notice of the Meeting Materials to the Applicants' creditors, and that the Creditors' Meeting was duly convened, held and conducted in conformity with the CCAA, the Meeting Order and all other applicable orders of the Court.

C. SANCTION OF THE PLAN

[11] **DECLARES** that:

(a) the Plan and its implementation have been approved by the required majority of creditors of the Applicants with Proven Claims, in conformity with the CCAA;

(b) the Applicants have complied with the provisions of the CCAA and all of the orders made by this Court in the context of these proceedings (the "**CCAA Proceedings**") in all respects;

(c) the Court is satisfied that the Applicants have not done or purported to do anything that is not authorized by the CCAA; and

(d) the Plan (and its implementation) is fair and reasonable, and in the best interests of the Applicants, their creditors and their other stakeholders as well as of all other Persons stipulated in the Plan.

[12] **ORDERS** that the Plan and its implementation are sanctioned and approved entirely pursuant to Section 6 of the CCAA and, as at of the date of this Order (the "**Effective Date**"), such Plan will be effective and will enure to the benefit of and be binding upon the Applicants, their creditors, stakeholders and all other Persons stipulated in the Plan.

D. PLAN IMPLEMENTATION

[13] **DECLARES** that the Applicants and the Monitor, as the case may be, are hereby authorized and directed to take all steps and actions necessary or appropriate, as determined by the Applicants, in accordance with and subject to the terms of the Plan, to implement and effect same, in the manner and the sequence as set forth in the Plan and this Order, and such steps and actions are hereby approved.

[14] **ORDERS** that, from and after the Effective Date, and conditional upon the performance of the Applicants' obligations set forth in the Plan, all Persons stipulated in the Plan shall be deemed to have waived any and all defaults or alleged defaults of the Applicants, then existing or previously committed by the Applicants or caused by the Applicants, directly or indirectly, or non-compliance with any covenant, undertaking, positive or negative pledge, warranty, representation, term, provision, condition or obligation, express or implied, in any contract, credit document, agreement for sale, lease, deed, instrument, license, permit, or other agreement of whatever nature, written or oral, and any and all amendments or supplements thereto, existing between such Person and the Applicants, or any of them, arising directly or indirectly from the filing by the Applicants under the CCAA or the implementation of the Plan, and any and all notices of default and demands for payment under any Instrument, including any guarantee arising from such default, shall be deemed to have been rescinded and shall be of no further force or effect.

[15] **DECLARES** that the determination of Proven Claims in accordance with the Claims Procedure Order shall be final and binding on the Applicants and all of their respective creditors.

[16] **ORDERS** that upon fulfillment or waiver of the Plan Implementation Conditions set forth in the Plan, the Monitor shall deliver and file with this Court, as soon as reasonably practicable, in accordance with the terms of the Plan, a Certificate of Implementation substantially in the form attached hereto as **Schedule "A"**, declaring that all of the conditions set forth in the Plan have been met or waived, and shall post a copy of such certificate, once filed, on the Monitor's website.

E. DISTRIBUTIONS ADMINISTERED BY THE MONITOR

[17] **ORDERS** that the Monitor is hereby authorized and directed to administer all distributions and payments to the Affected Creditors from the Aggregate Fund, in accordance with the Plan.

[18] **ORDERS** that any Undelivered Distributions be dealt with in accordance with Article 5.7 of the Plan.

F. RELEASES AND DISCHARGES

[19] **ORDERS** and **DECLARES** that, subject to the provisions of paragraph [20] of this Order, each of the releases contemplated by Article 6 of the Plan, are approved and shall be enforceable as against all parties as of the Plan Implementation Date.

[20] **ORDERS** and **DECLARES** that, notwithstanding anything in the Plan or in the Sanction Order, any potential claims or assessments of the Canada Revenue Agency against the Applicants, the Directors and Officers of the Applicants, or the Monitor, in relation to the withholding of Taxes on amounts distributed to creditors under the Plan shall not be released by the present Order until five (5) business days after the CCAA Termination Time.

[21] **ORDERS** and **DECLARES**, except as otherwise provided herein or in the Plan, that on the Plan Implementation Date, all Claims (excluding the Excluded Claims) shall be fully, finally, irrevocably and forever compromised, released, discharged, cancelled and barred.

[22] **ORDERS** that, without limitation to the terms set forth in the Claims Procedure Order, any holder of a Claim who did not file a Proof of Claim Form in accordance with the provisions of the Claims Procedure Order, shall be and is hereby forever barred from making any Claim against the Applicants and its directors and officers, and any of their respective successors and assigns, and shall not be entitled to any distribution under the Plan, and that such their respective Claims is and shall be forever extinguished.

[23] **PRECLUDES**, except as otherwise provided herein or in the Plan, the prosecution against the Applicants, its directors or officers or their respective successors and assigns, whether directly, derivatively or otherwise, of any claim, obligation, suit, judgment, damage, demand, debit, right, cause of action, liability or interest released, discharged or terminated pursuant to the Plan.

G. TERMINATION OF CCAA PROCEEDINGS

[24] **ORDERS** that upon service by the Monitor of an executed certificate substantially in the form attached hereto as **Schedule "B"** (the "**Termination Certificate**") on the Service List certifying that, to the knowledge of the Monitor, all matters to be attended to in connection with these CCAA proceedings have been completed, these CCAA Proceedings shall be terminated without any other act or formality (the "**CCAA Termination Time**"), save and except as provided in this Order, and provided that nothing herein impacts the validity of any Orders made in these CCAA Proceedings or any actions or steps taken by any Person.

[25] **ORDERS** that the Monitor is hereby directed to file a copy of the Termination Certificate with the Court as soon as practicable following service thereof on the Service List.

[26] **ORDERS** that the Charges shall be terminated, released and discharged at the CCAA Termination Time without any other act or formality.

H. MONITOR

[27] **ORDERS** that all Monitor's reports filed with this Court (the "**Monitor's Reports**") be and are hereby approved, that all actions and conduct of the Monitor in connection with the Claims, the Plan and the CCAA Proceedings, including the actions and conduct of the Monitor disclosed in the Monitor's Reports, are hereby approved, and that the Monitor has satisfied all of its obligations up to and including the date of this Order.

[28] **APPROVES** all conduct of the Monitor in relation to the Applicants and, except as otherwise provided herein, bars all Claims against the Monitor arising from or relating to the present CCAA Proceedings, save and except any liability or obligation arising from a breach of its duties to act honestly and in good faith.

[29] **DECLARES** that the protections afforded to PricewaterhouseCoopers Inc., as Monitor and as officer of this Court pursuant to the terms of the Initial Order and the other Orders made in the CCAA Proceedings shall not expire or terminate on the Effective Date and, subject to the terms hereof, shall remain effective and in full force and effect.

[30] **ORDERS** that as of the Effective Date, the Monitor shall be authorized and directed to administer and finally determine the Proven Claims of the Applicants' creditors and to manage the distribution of the Contribution in accordance with the Claims Procedure Order and the Plan.

[31] **DECLARES** that notwithstanding:

(a) the pendency of the CCAA Proceedings and declarations of insolvency made therein;

(b) the pendency of any applications for bankruptcy orders hereafter issued pursuant to the BIA in respect of the Applicants and any bankruptcy orders issued in respect of the Applicants; or

(c) the provisions of any federal or provincial statute, including section 36.1 of the CCAA and sections 95 to 101 of the BIA;

the distributions, payments, releases and compromises contemplated to be performed or effected pursuant to the Plan, do not and shall not constitute settlements, fraudulent preferences, fraudulent conveyances or other challengeable or reviewable transactions, or conduct giving rise to an oppression remedy under any applicable law, nor will they constitute a distribution of property requiring the Monitor, the Applicants, or any officer or director thereof to seek and obtain a certificate or authorization of any nature whatsoever, including with respect to Crown Priority Claims.

[32] **DECLARES** that the Plan, including the transactions contemplated therein, shall be binding upon any trustee in bankruptcy or receiver that may be appointed in respect of any of the Applicants and shall not be void or voidable by their creditors.

[33] **DISPENSES** the Monitor from filing any further reports, including those required by sections 23(1)(b), (d)(i) and (d)(ii) of the CCAA, provided however that the Monitor may file a report as it deems necessary or advisable to inform this Court and the creditors of the Applicants of any material development with respect to the Plan.

[34] **ORDERS** and **DECLARES** that the Monitor, the Applicants and their successors and assigns, as necessary, are authorized to take any and all actions as may be necessary or appropriate to comply with applicable Tax withholding and reporting requirements. All amounts withheld on account of Taxes shall be treated for all purposes as having been paid to the Affected Creditors in respect of which such withholding was made, provided such withheld amounts are remitted to the appropriate Governmental Authority.

[35] **ORDERS** that effective on the fifth (5th) Business Day following the CCAA Termination Time, PricewaterhouseCoopers Inc. ("**PwC**") shall be and is hereby discharged, released and relieved from any further obligations, liabilities, responsibilities, and duties in its capacity as Monitor of the Debtors under the Initial Order and all other Orders made in these CCAA Proceedings, , it being understood that PwC shall have no further duties or responsibilities as Monitor.

[36] **ORDERS** that, notwithstanding its discharge and the termination of these CCAA Proceedings, PwC and its counsel shall continue to have the benefit of the provisions of all Orders made in these CCAA Proceedings, including all releases, approvals, and protections in favour of PwC in its capacity as Monitor and its counsel.

[37] **ORDERS** that no action or other proceeding shall be commenced against the Monitor in any way arising from or related to its capacity or conduct as Monitor except with prior leave of this Court and on prior written notice to the Monitor.

I. AID AND RECOGNITION OF OTHER COURTS

[38] **REQUESTS** the aid and recognition of any court, tribunal, regulatory or administrative body in any province of Canada and any Canadian federal court or in the United States of America and any court or administrative body elsewhere, to give effect to this Order and to assist the Applicants, the Monitor and their respective agents in carrying out the terms of this Order. All courts, tribunals, regulatory and administrative bodies are respectfully requested to make such orders and to provide such assistance to the Applicants and the Monitor as may be necessary or desirable to give effect to this Order, and to act in aid of and to be complementary to this Court, in carrying out the terms of this Order.

[39] **DECLARES** that the Monitor, as foreign representative of the Applicants, shall be authorized to apply for the recognition of the present Sanction Order and the closing of the proceedings instituted before the United States Bankruptcy Court for the District of Delaware in respect of the Applicants under Chapter 15 of the United States Bankruptcy Code.

J. GENERAL PROVISIONS

[40] **ORDERS** that all orders made in the CCAA Proceedings shall continue in full force and effect in accordance with their respective terms, except to the extent that such Orders are varied by, or inconsistent with, this Order, the Claims Procedure Order, the Meeting Order, or any further Order of this Court.

[41] **DECLARES** that any of the Applicants or the Monitor may, from time to time, apply to this Court for directions concerning the exercise of their respective powers, duties and rights hereunder or in respect of the proper execution of this Order on notice to the service list.

[42] **DECLARES** that this Order shall have full force and effect in all provinces and territories in Canada.

[43] **ORDERS** that Appendix A to the Monitor's Report filed in support of the Application be kept confidential and under seal until further order of this Court.

[44] **ORDERS** the provisional execution of this Order notwithstanding appeal and without security.

[45] The whole **WITHOUT COSTS**.

Montréal, June 16, 2021

Chantal Corriveau Signature numérique de Chantal Corriveau Date : 2021.06.16 11:14:13 -04'00'

CHANTAL CORRIVEAU, J.S.C.

SCHEDULE "A"

FORM OF CERTIFICATE OF IMPLEMENTATION

CANADA	**SUPERIOR COURT** (Commercial Division) (Sitting as a court designated pursuant to the *Companies' Creditors Arrangement Act*, R.S.C. 1985, c. C-36)
PROVINCE OF QUÉBEC DISTRICT OF MONTRÉAL	
No: 500-11-058440-203	**IN THE MATTER OF THE PLAN OF COMPROMISE OR ARRANGEMENT OF:** **DAVIDSTEA INC. et al.** Debtors/Applicants -and- **PRICEWATERHOUSECOOPERS INC.** Monitor/Receiver

CERTIFICATE OF IMPLEMENTATION

All capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Amended Plan of Compromise and Arrangement of DAVIDsTEA Inc. and DAVIDsTEA (USA) Inc. dated May 6, 2021 pursuant to the *Companies Creditors Arrangement Act*, R.S.C. 1985 c. C-36 (as may be amended, restated supplemented and/or modified in accordance with its terms, the "**Plan**").

Pursuant to section 7.3 of the Plan, PricewaterhouseCoopers Inc. (the "**Monitor**"), in its capacity as the Court-appointed Monitor the Applicants hereby certifies that it has been advised by the Applicants that all of the conditions precedent to implementation of the Plan, as set out in section 7.2 of the Plan, have been satisfied or waived. Pursuant to the Plan, the Plan Implementation Date has occurred on this day. This certificate will be filed with the CCAA Proceedings and posted on the Monitor's website.

DATED at Montréal, Québec, this day of ______________________________

PRICEWATERHOUSECOOPERS INC., in its capacity as Monitor of the Applicants, and not in its personal capacity

Per: ______________________________

Name:

Title:

SCHEDULE "B"

FORM OF TERMINATION CERTIFICATE

CANADA	**SUPERIOR COURT**
PROVINCE OF QUÉBEC **DISTRICT OF MONTRÉAL**	**Commercial Division**
No.: 500-11-058440-203	IN THE MATTER OF THE PLAN OF ARRANGEMENT AND COMPROMISE OF: **DAVIDsTEA INC.** - and - **DAVIDsTEA (USA) INC.** Debtors/Applicants - and – **PRICEWATERHOUSECOOPERS INC.** Monitor/Receiver

TERMINATION CERTIFICATE

RECITALS

(A) Pursuant to an Order of the Court dated July 8, 2020, the Applicants obtained an initial order pursuant to the Companies' Creditors Arrangement Act, RSC 1985, c C-36 (the "**CCAA**"), and PricewaterhouseCoopers Inc. ("**PwC**") was appointed as Monitor of the Petitioner's CCAA proceedings.

(B) Pursuant to an Order of the Court dated June 16, 2021 (the "**Sanction Order**"), among other things, PwC shall be discharged as Monitor and the Applicants' CCAA proceedings shall be terminated upon the service the Termination Certificate on the Service List.

(C) Unless otherwise indicated herein, capitalized terms used in this Termination Certificate have the meanings set out in the Sanction Order.

THE MONITOR CERTIFIES that:

To its knowledge, ail matters to be attended to in connection with the Applicants' CCAA proceedings (Court file No. 500-11-058440-203) have been completed.

ACCORDINGLY, the CCAA Termination Time as defined in the Sanction Order has occurred.

DATED at Montréal, Québec, this day of ______________________________

PRICEWATERHOUSECOOPERS INC., in its capacity as Monitor of the Applicants, and not in its personal capacity

Per: ______________________________

Name:

Title: